UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023

DecisionPoint Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41376	37-1644635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1615 South Congress Avenue, Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 900-3723

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 27, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, all director nominees were elected and all proposed measures passed.

The final voting results for each of the matters and candidates submitted to a vote of stockholders at the Annual Meeting are as follows:

a)	The election of six directors, each to serve until the 2024 annual meeting of stockholders:

Name of Nominee	Votes For	Withheld	Broker Non-Votes
Richard Bravman	4,102,097	17,693	237,922
William Cooke	4,104,586	15,204	237,922
John Guttilla	4,099,616	20,174	237,922
Stanley Jaworski	4,102,907	16,883	237,922
Steve Smith	4,104,581	15,209	237,922
Michael Taglich	3,743,199	376,591	237,922

b)	The ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year:

Votes For:	4,354,409
Votes Against:	3,290
Abstentions:	13
Broker Non-Votes:	N/A

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECISIONPOINT SYSTEMS INC.

Date: January 2, 2024	By:	/s/ Melinda Wohl
	Name:	Melinda Wohl
	Title:	Chief Financial Officer

2